Exhibit 99.2

RealPage, Inc.
IR Fact Sheet (as of 2/27/2017)

*Please read in conjunction with the Company's Quarterly Report on Form 10-Q previously filed with the Securities and Exchange Commission on November 8, 2016 as well as the "Explanation of Non-GAAP Financial Measures" posted to the Company's IR website.

	FY 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	FY 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	FY 2016
Revenue ($000's)
Total GAAP Revenue	$404,551	$110,470	$114,762	$121,588	$121,700	$468,520	$128,383	$142,719	$147,955	$149,071	$568,128
Growth %	7%	10%	21%	16%	16%	16%	16%	24%	22%	22%	21%

Acquisition-related and other deferred revenue	435	(466)	(532)	(614)	(545)	(2,157)	(343)	(258)	(161)	(187)	(949)
Total Non-GAAP Revenue	$404,986	$110,004	$114,230	$120,974	$121,155	$466,363	$128,040	$142,461	$147,794	$148,884	$567,179
Growth %	7%	8%	21%	16%	16%	15%	16%	25%	22%	23%	22%

GAAP On Demand Revenue	$390,622	$106,460	$110,640	$116,772	$117,090	$450,962	$123,411	$136,610	$140,883	$141,627	$542,531
Growth %	8%	10%	21%	16%	16%	15%	16%	23%	21%	21%	20%

Acquisition-related and other deferred revenue	435	(466)	(532)	(614)	(545)	(2,157)	(343)	(258)	(161)	(187)	(949)
Non-GAAP On Demand Revenue	$391,057	$105,994	$110,108	$116,158	$116,545	$448,805	$123,068	$136,352	$140,722	$141,440	$541,582
Growth %	7%	8%	20%	16%	15%	15%	16%	24%	21%	21%	21%

On Premise Revenue	$3,094	$741	$726	$834	$669	$2,970	$772	$687	$682	$695	$2,836
Professional & Other Revenue	$10,835	$3,269	$3,396	$3,982	$3,941	$14,588	$4,200	$5,422	$6,390	$6,749	$22,761

Expenses ($000's)
Cost of Revenue
GAAP View	$174,871	$47,562	$48,493	$51,740	$50,818	$198,613	$54,748	$62,078	$64,111	$61,364	$242,301
Stock-based expense	(3,826)	(1,234)	(1,216)	(817)	(779)	(4,046)	(751)	(826)	(929)	(804)	(3,310)
Amortization of intangible assets	(10,712)	(2,814)	(3,276)	(4,052)	(4,071)	(14,213)	(4,165)	(4,141)	(4,296)	(4,159)	(16,761)
Headquarters relocation costs	-	-	-	-	-	-	(584)	(679)	(760)	-	(2,023)
Non-GAAP View	$160,333	$43,514	$44,001	$46,871	$45,968	$180,354	$49,248	$56,432	$58,126	$56,401	$220,207
Depreciation	(8,512)	(2,405)	(2,433)	(2,431)	(2,533)	(9,802)	(2,692)	(3,054)	(2,834)	(2,825)	(11,405)
Adjusted EBITDA View	$151,821	$41,109	$41,568	$44,440	$43,435	$170,552	$46,556	$53,378	$55,292	$53,576	$208,802

Product Development
GAAP View	$64,418	$17,977	$18,084	$16,858	$15,880	$68,799	$17,272	$18,878	$18,743	$18,714	$73,607
Stock-based expense	(8,637)	(2,719)	(2,572)	(1,759)	(1,535)	(8,585)	(1,449)	(1,897)	(1,900)	(1,825)	(7,071)
Asset impairment and loss on disposal of assets	-	(599)	(202)	(532)	(85)	(1,418)	-	-	-	-	-
Headquarters relocation costs	-	-	-	-	-	-	(154)	(176)	(211)	-	(541)
Non-GAAP View	$55,781	$14,659	$15,310	$14,567	$14,260	$58,796	$15,669	$16,805	$16,632	$16,889	$65,995
Depreciation	(4,908)	(1,256)	(1,415)	(1,201)	(1,407)	(5,279)	(1,200)	(1,462)	(1,502)	(1,572)	(5,736)
Adjusted EBITDA View	$50,873	$13,403	$13,895	$13,366	$12,853	$53,517	$14,469	$15,343	$15,130	$15,317	$60,259

Sales & Marketing
GAAP View	$111,563	$29,113	$30,887	$32,698	$30,410	$123,108	$32,199	$35,129	$33,860	$34,025	$135,213
Stock-based expense	(12,966)	(3,789)	(3,843)	(3,118)	(2,246)	(12,996)	(2,974)	(3,799)	(1,406)	(3,185)	(11,364)
Amortization of intangible assets	(11,500)	(2,766)	(2,803)	(2,875)	(2,720)	(11,164)	(2,946)	(3,596)	(3,551)	(3,414)	(13,507)
Headquarters relocation costs	-	-	-	-	-	-	(170)	(184)	(220)	-	(574)
Non-GAAP View	$87,097	$22,558	$24,241	$26,705	$25,444	$98,948	$26,109	$27,550	$28,683	$27,426	$109,768
Depreciation	(1,919)	(499)	(556)	(538)	(577)	(2,170)	(606)	(615)	(593)	(586)	(2,400)
Adjusted EBITDA View	$85,178	$22,059	$23,685	$26,167	$24,867	$96,778	$25,503	$26,935	$28,090	$26,840	$107,368

General & Administrative
GAAP View	$69,202	$18,336	$20,037	$13,424	$17,017	$68,814	$18,346	$21,932	$21,677	$23,058	$85,013
Stock-based expense	(11,621)	(3,005)	(3,619)	(2,975)	(2,896)	(12,495)	(3,217)	(4,215)	(4,020)	(3,655)	(15,107)
Amortization of intangible assets	(192)	-	-	-	-	-	-	-	-	-	-
Asset impairment and loss on disposal of assets	(386)	7	(1,482)	(160)	(17)	(1,652)	-	(85)	(164)	(248)	(497)
Acquisition-related income (expense)	(1,987)	(1,092)	(565)	3,310	188	1,841	57	9	266	(695)	(363)
Headquarters relocation costs	-	-	-	-	-	-	(117)	(135)	(162)	-	(414)
Litigation-related expense	(4,915)	(2)	-	-	-	(2)	-	-	-	-	-
Non-GAAP View	$50,101	$14,244	$14,371	$13,599	$14,292	$56,506	$15,069	$17,506	$17,597	$18,460	$68,632
Depreciation	(3,561)	(871)	(780)	(816)	(796)	(3,263)	(998)	(1,347)	(1,276)	(1,404)	(5,025)
Other (income) expense	(15)	-	82	-	-	82	(11)	(16)	(15)	(25)	(67)
Adjusted EBITDA View	$46,525	$13,373	$13,673	$12,783	$13,496	$53,325	$14,060	$16,143	$16,306	$17,031	$63,540

Profitability ($000's)
GAAP Net Income (Loss)	$(10,274)	$(1,608)	$(3,318)	$(8,192)	$3,900	$(9,218)	$2,996	$2,083	$4,210	$7,361	$16,650
Acquisition-related and other deferred revenue	435	(466)	(532)	(614)	(545)	(2,157)	(343)	(258)	(161)	(187)	(949)
Depreciation, asset impairment, and loss on disposal of assets	19,288	6,150	6,868	25,952	5,415	44,385	5,496	6,563	7,119	6,635	25,813
Amortization of intangible assets	22,404	5,580	6,079	6,927	6,791	25,377	7,111	7,737	7,847	7,573	30,268
Acquisition-related expense (income)	1,987	1,092	565	(3,310)	(188)	(1,841)	(57)	(9)	(266)	695	363
Interest expense, net	1,117	267	308	391	401	1,367	719	1,090	1,079	937	3,825
Income tax (benefit) expense	(6,333)	(1,704)	189	(5,605)	3,274	(3,846)	2,114	1,545	3,540	3,637	10,836
Litigation-related expense	4,915	2	-	-	-	2	-	-	-	-	-
Headquarters relocation costs	-	-	-	-	-	-	1,025	1,174	1,353	-	3,552
Stock-based expense	37,050	10,747	11,250	8,669	7,456	38,122	8,391	10,737	8,255	9,469	36,852
Adjusted EBITDA	$70,589	$20,060	$21,409	$24,218	$26,504	$92,191	$27,452	$30,662	$32,976	$36,120	$127,210
Margin	17%	18%	19%	20%	22%	20%	21%	22%	22%	24%	22%

Non-GAAP On Demand Revenue Detail ($000's)
Property Management	$121,433	$32,731	$33,736	$35,224	$35,548	$137,239	$36,282	$38,467	$39,023	$39,117	$152,889
% of Total	31%	31%	30%	30%	31%	31%	29%	28%	28%	28%	28%
Y-O-Y growth	12%	13%	14%	13%	12%	13%	11%	14%	11%	10%	11%

Resident Services	$110,106	$33,064	$34,037	$38,775	$40,262	$146,138	$45,071	$54,613	$58,351	$60,062	$218,097
% of Total	28%	31%	31%	33%	35%	33%	37%	40%	41%	42%	40%
Y-O-Y growth	15%	23%	50%	34%	27%	33%	36%	60%	50%	49%	49%

Lease Management	$118,183	$29,369	$30,690	$30,115	$28,523	$118,697	$28,925	$29,618	$29,451	$27,562	$115,556
% of Total	30%	28%	28%	26%	24%	26%	24%	22%	21%	20%	22%
Y-O-Y growth	-5%	-9%	6%	1%	6%	0%	-2%	-3%	-2%	-3%	-3%

Asset Optimization	$41,335	$10,830	$11,645	$12,044	$12,212	$46,731	$12,790	$13,654	$13,897	$14,698	$55,039
% of Total	11%	10%	11%	11%	10%	10%	10%	10%	10%	10%	10%
Y-O-Y growth	13%	7%	14%	16%	15%	13%	18%	17%	15%	20%	18%
Non-GAAP On Demand Revenue Detail ($000's)
Subscription	$343,884	$93,984	$97,256	$102,946	$105,025	$399,211	$110,464	$123,404	$127,155	$128,455	$489,478
% of Total	88%	89%	88%	89%	90%	89%	90%	91%	90%	91%	90%
Y-O-Y growth	15%	14%	18%	18%	14%	16%	18%	27%	24%	22%	23%

Transactional	$47,173	$12,010	$12,852	$13,212	$11,520	$49,594	$12,604	$12,948	$13,567	$12,985	$52,104
% of Total	12%	11%	12%	11%	10%	11%	10%	9%	10%	9%	10%
Y-O-Y growth	-29%	-26%	43%	-1%	33%	5%	5%	1%	3%	13%	5%

Annual Contract Value ($000's)
Non-GAAP On Demand Annual Customer Value		$427,091	$453,700	$466,917	$469,748		$529,052	$548,917	$565,700	$566,263
Total ACV Growth (QTD)		7%	24%	16%	16%		24%	21%	21%	21%
Organic ACV Growth (QTD)		6%	19%	13%	13%		10%	11%	10%	13%
Unit Trend (000's)
On Demand Units - Ending		9,700	10,302	10,406	10,568		10,999	11,141	11,251	10,989
Average Unit Renewal Rate
Average Renewal Rate (8 quarters)		95.6%	95.8%	96.3%	96.6%		96.9%	97.0%	97.0%	96.9%
RPU
Non-GAAP On Demand RPU (QTD) (whole $)		$44.03	$44.04	$44.87	$44.45		$48.10	$49.27	$50.28	$51.53
Top ACV / RPU
Top 100 ACV ($000's)		$187,650	$197,036	$202,882	$204,175		$232,031	$240,850	$245,947	$253,206

Top 100 ACV RPU		$59.99	$60.07	$62.17	$62.96		$71.02	$69.68	$72.63	$78.32

Top 50 RPU Clients RPU		$150.03	$157.46	$161.12	$162.25		$168.58	$172.32	$177.21	$186.47

Industry Data (1)
Occupancy		95.5%	96.0%	96.2%	95.9%		95.8%	96.2%	96.5%	96.1%

Annual Change in effective rents		4.5%	4.9%	5.6%	4.8%		5.0%	4.5%	4.0%	3.7%

Ongoing construction (thousands of units)		524.1	562.9	567.6	582.4		598.8	605.7	592.4	539.4

Supply		276.3	255.3	249.4	241.4		244.0	265.4	267.1	289.3

Headcount
Total Ending RP Headcount		3,898	3,936	4,051	4,122		4,445	4,707	4,413	4,410

Total International Headcount (included above)		1,393	1,425	1,585	1,647		1,694	1,938	1,845	1,880
% International Headcount		36%	36%	39%	40%		38%	41%	42%	43%

(1) Based on information from MPF Research. Numbers can fluctuate based on data revisions/reclassifications as well as shifts in construction start or finish dates.